                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  October 8, 1997




                     CRESCENT REAL ESTATE EQUITIES COMPANY
            (Exact name of Registrant as specified in its Charter)



           Texas                     1-13038                     52-1862813
  (State of Organization)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

      777 Main Street, Suite 2100
           Fort Worth, Texas                                       76102
(Address of Principal Executive Offices)                         (Zip Code)


                                (817) 877-0477
             (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

        The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-21905), as amended, of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

         Exhibit No.                    Description
         -----------                    -----------
             1.01       U.S. Purchase Agreement, dated as of April 22, 1997 by
                        and among the registrant, Crescent Real Estate Equities
                        Limited Partnership and certain underwriters named
                        therein (filed as Exhibit 1.01 to the Registrant's
                        Current Report on Form 8-K dated April 22, 1997 and
                        filed on April 24, 1997 and incorporated by reference
                        herein)

             1.02 U.S. Terms Agreement, dated as of October 8, 1997 between the registrant and certain underwriters named therein

             1.03 Agreement Among Managers, dated as of April 22, 1997 by and among the registrant, Crescent Real Estate
                        Equitites limited Partnership and certain international managers named therein (filed as Exhibit 1.03 to the Registrant's Current Report on Form 8-K dated April 22,
                        1997 and filed on April 24, 1997 and incorporated by reference herein)

             1.04       International Terms Agreement, dated as of October 8,
                        1997 between the registrant and certain international managers named therein

             4.02 Amended and Restated Bylaws of the Registrant, as amended

             5.01 Opinion of Shaw, Pittman, Potts & Trowbridge as to the legality of the securities being registered by the registrant

             8.01 Opinion of Shaw, Pittman, Potts & Trowbridge regarding certain material tax issues relating to the registrant

             8.02       Opinion of Locke Purnell Rain Harrell (A Professional
                        Corporation) regarding certain Texas franchise tax matters

            23.01 Consent of Shaw, Pittman, Potts & Trowbridge (included in its opinions filed as Exhibits 5.01 and 8.01)

            23.02       Consent of Locke Purnell Rain Harrell (A Professional
                        Corporation) (included in its opinion filed as Exhibit
                        8.02)

                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 8, 1997               CRESCENT REAL ESTATE EQUITIES COMPANY



                                    By:  /s/ DALLAS E. LUCAS
                                         -----------------------
                                             Dallas E. Lucas
                                        Senior Vice President and
                                         Chief Financial Officer

                                 EXHIBIT INDEX

         Exhibit No.                    Description
         -----------                    -----------
             1.01       U.S. Purchase Agreement, dated as of April 22, 1997 by
                        and among the registrant, Crescent Real Estate Equities
                        Limited Partnership and certain underwriters named
                        therein (filed as Exhibit 1.01 to the Registrant's
                        Current Report on Form 8-K dated April 22, 1997 and
                        filed on April 24, 1997 and incorporated by reference
                        herein)

             1.02 U.S. Terms Agreement, dated as of October 8, 1997 between the registrant and certain underwriters named therein

             1.03 Agreement Among Managers, dated as of April 22, 1997 by and among the registrant, Crescent Real Estate
                        Equitites limited Partnership and certain international managers named therein (filed as Exhibit 1.03 to the Registrant's Current Report on Form 8-K dated April 22,
                        1997 and filed on April 24, 1997 and incorporated by reference herein)

             1.04       International Terms Agreement, dated as of October 8,
                        1997 between the registrant and certain international managers named therein

             4.02 Amended and Restated Bylaws of the Registrant, as amended

             5.01 Opinion of Shaw, Pittman, Potts & Trowbridge as to the legality of the securities being registered by the registrant

             8.01 Opinion of Shaw, Pittman, Potts & Trowbridge regarding certain material tax issues relating to the registrant

             8.02       Opinion of Locke Purnell Rain Harrell (A Professional
                        Corporation) regarding certain Texas franchise tax matters

            23.01 Consent of Shaw, Pittman, Potts & Trowbridge (included in its opinions filed as Exhibits 5.01 and 8.01)

            23.02       Consent of Locke Purnell Rain Harrell (A Professional
                        Corporation) (included in its opinion filed as Exhibit
                        8.02)